OIL AND NATURAL GAS SALES	12 Months Ended
Dec. 31, 2013
OIL AND NATURAL GAS SALES
OIL AND NATURAL GAS SALES

10) OIL AND NATURAL GAS SALES

($ thousands)	2013	2012	2011

Oil and natural gas sales	$1,616,798	$1,365,542	$1,363,727
Royalties(1)	(264,326)	(212,208)	(205,138)

Oil and natural gas sales, net of royalties	$1,352,472	$1,153,334	$1,158,589

(1)
Royalties above do not include production taxes which are reported separately on the Consolidated Income Statement.